================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       TAITRON COMPONENTS, INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        TAITRON COMPONENTS INCORPORATED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held May 16, 1997

TO THE SHAREHOLDERS OF
TAITRON COMPONENTS INCORPORATED

  You are cordially invited to attend the Annual Meeting of Shareholders of Taitron Components Incorporated (the "Company"), which will be held at the Valencia Country Club, 27330 Tourney Road, Valencia, California 91355, on Friday, May 16, 1997, at 10:00 a.m. Pacific time, to consider and act upon the following matters:

  1. The election of directors;

  2. Such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

  Only holders of record of Common Stock of the Company at the close of business on April 14, 1997, are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                          By Order of the Board of Directors

                                          Stewart Wang
                                          President

25202 Anza Dr.
Santa Clarita, California 91355
(805) 257-6060
April 28, 1997

                        TAITRON COMPONENTS INCORPORATED

                               ----------------

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 16, 1997

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Taitron Components Incorporated, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at the Valencia Country Club, 27330 Tourney Road, Valencia, California 91355, on Friday, May 16, 1997, at 10:00 a.m. Pacific time. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

  All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

  The close of business on April 14, 1997 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) of the Annual Meeting. As of the record date, the Company had outstanding 6,167,341 shares of Class A Common Stock, par value $.001 per share, (the "Class A Common Stock"), and 762,612 shares of Class B Common Stock, par value $.001 per share (the "Class B Common Stock" and collectively with the Class A Common Stock, the "Common Stock"). The Class A Common Stock and the Class B Common Stock are the only outstanding voting securities of the Company. As of the record date, the Company had approximately 110 Shareholders of record. The Company is informed and believes that there are approximately 1,800 beneficial holders of its Class A Common Stock.

  A holder of Class A Common Stock is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting. A holder of Class B Common Stock is entitled to cast ten votes for each share held on the record date on all matters to be considered at the Annual Meeting. The five nominees for election as Directors who receive the highest number of votes will be elected. All other matters that may properly come before the meeting require for approval the favorable vote of a majority of shares voted at the meeting or by proxy. If the Company has fewer than 800 beneficial owners on April 14, 1997, and a shareholder requests cumulative voting before commencement of the election (and if the candidates' names have been placed in nomination prior to that time), then any shareholder may distribute among as many candidates as desired a number of votes equal to the number of directors to be elected multiplied by the number of shares held. The Company believes it will have more than 800 beneficial shareholders as of the record date: however, if cumulative voting is in effect, the persons named in the accompanying proxy will vote the shares in their discretion among all or any of the candidates named herein. Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

  The Company's principal executive offices are located at 25202 Anza Dr., Santa Clarita, California 91355. This Proxy Statement and the accompanying Proxy were mailed to Shareholders on or about April 28, 1997.

                             ELECTION OF DIRECTORS

  In accordance with the Articles of Incorporation and Bylaws of the Company, the Board of Directors consists of not less than five nor more than nine members, the exact number to be determined by the Board of Directors. At each annual meeting of the Shareholders of the Company, directors are elected for a one year term. The Board of Directors is currently set at five members, and there currently exist no vacancies. At the 1997 Annual Meeting, each director will be elected for a term expiring at the 1998 annual meeting. The Board of Directors proposes the election of the nominees named below.

  Unless marked otherwise, Proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the Proxies may be voted for a substitute nominee, designated by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED HEREIN.

  The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

    Tzu Sheng (Johnson) Ku
    Stewart Wang
    Richard Chiang
    Winston Gu
    Felix Sung

  If elected, the nominees are expected to serve until the 1998 Annual Meeting of Shareholders.

INFORMATION WITH RESPECT TO EACH NOMINEE AND EXECUTIVE OFFICER

  The following table sets forth certain information with respect to each nominee and executive officer of the Company as of March 31, 1997.

   NAME             AGE                      POSITION
   ----             ---                      --------
   Tzu Sheng Ku     48  Chairman of the Board and Director Nominee
   Stewart Wang     47  President, Chief Executive Officer, Director and
                         Director Nominee
   Richard Chiang   40  Director and Director Nominee
   Winston Gu       46  Director and Director Nominee
   Felix M. Sung    47  Director and Director Nominee
   OTHER OFFICERS:
   David M. Batt    49  Chief Financial Officer, Secretary
   Michael Adams    42  Vice President Western Regional Sales
   Bill Lloyd       42  Senior Vice President Northeastern Regional Sales
   Eugene L. Baxter 57  Vice President Southeastern Regional Sales
   Sally Manley     56  Vice President Central Regional Sales

  All officers are appointed by and serve at the discretion of the Board of Directors, other than Mr. Wang who has an employment contract with the Company. See MANAGEMENT--Employment Contract. There are no family relationships between any directors or officers of the Company.

  Tzu Sheng ("Johnson") Ku, a co-founder of the Company, has been the Chairman of the Company since it was founded in 1989. Since 1988, Mr. Ku has been the President and principal owner of Continental S.R.L., a privately held importer of electronics, tools, cosmetics, athletic shoes and toys located in Paraguay.

  Stewart Wang, a co-founder of the Company, has served as the Chief Executive Officer and President and a Director of the Company since its organization in 1989. Prior to founding the Company, Mr. Wang attended Pepperdine University, where he received his Masters of Business Administration degree in 1989.

  Richard Chiang has been a director of the Company since it was founded in 1989. Mr. Chiang is currently the Chairman and President of Princeton Technology Corporation, a distributor of semiconductor components and computer peripheral products such as hard disks, floppy disks and CD ROM drives, in Taipei, Taiwan where he has been employed since 1986. Mr. Chiang currently also serves as Chairman of Orchard Electronic Corporation, also located in Taipei, Taiwan, which distributes electronic components. In addition, since October 1990, Mr. Chiang has served as a director for Unichip, Incorporated a Milpetas, California company that designs pentium computer chips for PCs.

  Winston Gu has been a director of the Company since it was founded in 1989. Mr. Gu has been the President of Frontier Electronics Corporation, located in Simi Valley, California, which imports and markets electronic components in the United States, since he founded it in August 1984. In addition, Mr. Gu is currently Chief Executive Officer of Autec Power Systems, Incorporated, based in Simi Valley, California, a manufacturer of switching mode power supplies, which he founded in June 1989.

  Felix M. Sung became a director of the Company in February 1995. For more than the past six years, Mr. Sung has been the Vice President and a principal shareholder of Tai North Company, a company engaged in exporting electronics, plastic parts and finished products to the United States and various European countries.

  David M. Batt joined the Company in October 1996 as its Chief Financial Officer. Prior thereto, from 1993 to 1996, Mr. Batt was Chief Financial Officer of PWS Investments, Inc., a privately held coin laundry equipment distributor. From 1991 to 1993, Mr. Batt was Administration Director of Fortifiber Corporation, a privately held manufacturer of paper conversion products. From 1976 to 1991, Mr. Batt was Chief Financial Officer and Secretary of Frawley Corporation, a publicly held health care, manufacturer and real estate business. Mr. Batt is a CPA and received his Masters of Business Administration from Golden Gate University, Los Angeles in 1978.

  Bill Lloyd is a co-founder and Senior Vice President of the Company. Mr. Lloyd also served as a Director and the Secretary of the Company from 1989 until he resigned from those positions in February 1995. Mr. Lloyd served the Company as Vice President of Sales from 1992 through 1994 and Vice President of Eastern Regional Sales from 1990 through 1991. Prior thereto, Mr. Lloyd was the Director of Marketing for Diodes Incorporated, a manufacturer and reseller of discrete rectifiers located in Southern California, from 1986 to 1989.

  Michael Adams, a co-founder of the Company, has been Vice President Western Regional Sales since 1993. From 1990 to 1993, Mr. Adams served as an Executive Sales Manager for the Company. Prior thereto, Mr. Adams was employed by Diodes Incorporated as a Regional Sales Manager.

  Eugene L. Baxter has been Vice President of Southeastern Regional Sales since 1994. Mr. Baxter joined the Company as a Regional Sales Manager in 1992. From 1982 until 1992 Mr. Baxter was the Area Sales Manager--Western States for Technology Marketing Incorporated where he supervised four regional sales offices that sold computer controlled automatic test equipment for functional testing of semiconductor memory boards.

  Sally Manley, a co-founder of the Company, has been Vice President Central Regional Sales since 1994. From 1990 to 1994, Ms. Manley served as an Executive Sales Manager of the Company. Prior thereto, Ms. Manley was a Regional Sales Manager of Diodes Incorporated, responsible for sales and marketing in her region.

BOARD MEETINGS AND COMMITTEES

  During the year ended December 31, 1996, the Board of Directors met twice.

  The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee or a committee performing similar functions. The Audit Committee met once during the year. Its members directly oversee the work of the Company's auditors with respect to financial and accounting matters. Members of the Audit Committee are Mr. Gu and Mr. Chiang.

  The Compensation Committee met twice during the year. The function of the Compensation Committee is to review and make recommendations with respect to compensation of executive officers and key employees, including administration of the Company's Stock Incentive Plan. Members of the Compensation Committee are Mr. Gu, Mr. Chiang and Mr. Sung.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Section 16(a) forms were required to be filed by such persons, the Company believes that, during the year ended December 31, 1996, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

                                  MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS

  The following tables set forth certain information as to the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers whose total annual salary plus bonus for the year ending December 31, 1996 exceeded $100,000:

                          SUMMARY COMPENSATION TABLE



                                               ANNUAL COMPENSATION                       LONG TERM
                                        -----------------------------------          COMPENSATION STOCK
    NAME AND PRINCIPAL POSITION         YEAR         SALARY          BONUS           OPTION AWARDS (1)
    ---------------------------         ----        --------        -------         ------------------
   Tzu Sheng Ku                          1996        $157,000       $    595                5,000
    Chairman of the Board                1995        $107,521       $  1,580                2,500
                                         1994          52,500          4,630
   Stewart Wang                          1996        $171,981       $ 34,725               40,000
    Chief Executive Officer              1995        $159,654       $ 88,070               26,500
                                         1994         139,042        39, 755

--------
(1) All numbers reflect number of shares of Class A Common Stock subject to options granted during the year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              PERCENTAGE OF TOTAL
                             NUMBER OF SHARES   OPTIONS GRANTED   EXERCISE OR
                                UNDERLYING       TO EMPLOYEES     BASE PRICE
             NAME            OPTIONS GRANTED    IN FISCAL YEAR     PER SHARE   EXPIRATION DATE
             ----            ---------------- ------------------- -----------  ---------------
   Tzu Sheng Ku                    5,000              2.6%          $2.375    December 31, 2006
    Chairman of the Board
   Stewart Wang                   40,000             20.6%          $2.375    December 31, 2006
    Chief Executive Officer

COMPENSATION OF DIRECTORS

  Non-employee directors receive $1,500 of compensation for attending the Annual Board of Directors meeting. The Company pays all out-of-pocket fees of associated with the Directors attendance. In addition, members of the Compensation Committee receive an annual grant of 5,000 non-statutory stock options under the Company's 1995 Stock Incentive Plan (the "1995 Plan"), exercisable at the fair market value of the Company's Class A Common Stock on the date of grant, and which vest 1/3 upon on each anniversary thereafter.

EMPLOYMENT CONTRACT

  The Company and Mr. Wang have entered into a three year employment agreement, effective as of January 1, 1995, pursuant to which Mr. Wang will serve as Chief Executive Officer and President of the Company. Pursuant to this agreement, Mr. Wang is entitled to a base salary of $150,000 in 1995, $165,000 in 1996 and $182,000 in 1997, subject to increase at the discretion of the Board of Directors. The employment agreement terminates on December 31, 1997 unless sooner terminated pursuant to its terms. If Mr. Wang's employment is terminated without cause, he will be entitled to a severance payment equal to six months at his then-current annual base salary. Other than Mr. Wang, officers are appointed by and serve at the discretion of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  During the years ended December 31, 1996 and 1995, the Company had sales of approximately $338,000 and $331,000, respectively to companies controlled by Winston Gu, a director of the Company. All of these sales were of discrete semiconductor products carried by the Company in inventory and the Company considers these sales to be in the normal course of business and on an arm's length basis. The Company expects that such sales may continue in the future.

  During the years ended December 31, 1996 and 1995, the Company had sales of approximately $144,000 and $0, respectively to a company controlled by Tzu Sheng Ku, a director of the Company. All of these sales were of discrete semiconductor products carried by the Company in inventory and the Company considers these sales to be in the normal course of business and on an arm's length basis. The Company expects that such sales may continue in the future.

                            PRINCIPAL SHAREHOLDERS

  The following table sets forth as of March 31, 1997, certain information regarding the ownership of the Company's Common Stock by (i) each person (including any group) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors and (iii) all of the Company's executive officers and directors as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of Common Stock owned by such person. Unless otherwise indicated, the address of each person shown is c/o the Company, 25202 Anza Dr., Santa Clarita, California 91355.


                                       CLASS A                     CLASS B
                                   COMMON STOCK(1)             COMMON STOCK(1)
                                ----------------------      -----------------------          % OF VOTE
   NAME AND ADDRESS OF          NUMBER OF        % OF        NUMBER OF       % OF        OF ALL CLASSES(1)
    BENEFICIAL OWNER             SHARES          CLASS        SHARES         CLASS        OF COMMON STOCK
   -------------------          ---------        -----      ----------      -------      -----------------
   Stewart Wang                   780,279(2)     12.4%        762,612         100%            58.5%(3)
   Tzu Sheng Ku                 1,216,739(4)     19.7                                         13.0
   Richard Chiang                 278,026(5)      4.5                                          2.0
   Winston Gu                      92,422(5)      1.5                                           *
   Felix Sung                      30,059(5)       *                                            *
   All directors and
    executive officers
    as a group (9 persons)      2,549,882(6)     41.4%        762,612         100%            72.2%(3)

--------
*Less than 1.0%

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

(2) Includes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B Common Stock owned by Mr. Wang and 17,667 shares of Class A Common Stock underlying options that are or will within 60 days of the date hereof be exercisable.

(3) Excludes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B Common Stock owned by Mr. Wang.

(4) Includes 81,962 shares of Class A Common Stock owned by Mr. Ku's wife and 178,180 shares of Class A Common Stock owned by Mr. Ku's four minor children as to which Mr. Ku exercises sole voting control and includes 1,666 shares of Class A Common Stock underlying options that are, or will within 60 days of the date hereof, be exercisable.

(5) Includes 6,667 shares of Class A Common Stock underlying options that are, or will within 60 days of the date hereof, be exercisable.

(6) Includes the shares of Class A Common Stock referred to in footnotes (2),
    (4) and (5) above.

                                   AUDITORS

  KPMG Peat Marwick LLP, independent certified public accountants, were selected by the Board of Directors to serve as independent auditors of the Company for the fiscal years ended December 31, 1996 and 1995. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions from Shareholders.

                           PROPOSALS OF SHAREHOLDERS

  A proper proposal submitted by a shareholder for presentation at the Company's 1998 Annual Meeting and received at the Company's executive offices no later than December 17, 1997, will be included in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting.

                                 OTHER MATTERS

  The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

                                   EXPENSES

  The entire cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Company's Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

                         ANNUAL REPORT TO SHAREHOLDERS

  The Company's Annual Report for the year ended December 31, 1996 is being mailed to Shareholders along with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                             REPORT ON FORM 10-KSB

  THE COMPANY UNDERTAKES, UPON WRITTEN REQUEST, TO PROVIDE, WITHOUT CHARGE, EACH PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED WITH A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO. REQUESTS SHOULD BE ADDRESSED TO TAITRON COMPONENTS INCORPORATED, 25202 ANZA DR., SANTA CLARITA CALIFORNIA 91355, ATTENTION: CHIEF EXECUTIVE OFFICER.

PROXY                   TAITRON COMPONENTS INCORPORATED                    PROXY

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

  The undersigned, a Shareholder of TAITRON COMPONENTS INCORPORATED, a California corporation (the "Company"), hereby appoints STEWART WANG and DAVID
M. BATT, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company, to be held on May 16, 1997, and any postponements or adjournments thereof, and in connection herewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

  The Board of Directors recommends a WITH vote on Proposal 1.

  1. ELECTION OF DIRECTORS, as provided in the Company's Proxy Statement:

     ___ WITH    ___ WITHOUT Authority to vote for the nominee listed below.

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR THE NOMINEE, LINE THROUGH OR OTHERWISE STRIKE OUT NAME BELOW.)

   Tzu Sheng (Johnson) Ku  Stewart Wang  Richard Chiang  Winston Gu  Felix M.
   Sung

  The undersigned hereby revokes any other proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE. THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED, AND AS SAID PROXY SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, UNLESS OTHERWISE DIRECTED.

  The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 28, 1997, relating to the Meeting.

                                          Dated: ________________________, 1997

                                          _____________________________________

                                          _____________________________________
                                             Signature(s) of Shareholder(s)
                                                (See Instructions Below)
                                          The signature(s) hereon should
                                          correspond exactly with the name(s)
                                          of the Shareholder(s) appearing on
                                          the Share Certificate. If stock is
                                          jointly held all joint owners should
                                          sign. When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian, please give full title as
                                          such. If signer is a corporation,
                                          please sign the full corporation
                                          name, and give title of signing
                                          officer.

                                          [_] Please indicate by checking this
                                              box if you anticipate attending
                                              the Annual Meeting.

                                          THIS PROXY IS SOLICITED BY THE BOARD
                                          OF DIRECTORS OF TAITRON COMPONENTS
                                          INCORPORATED